SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 6, 2007

CRESCENT FINANCIAL CORPORATION
______________________________________________________________________________
(Exact name of Registrant as specified in its charter)

North Carolina 000-32951 56-2259050
______________________________________________________________________________
(State or other jurisdiction (Commission File No.) (IRS Employer Identification
of incorporation) number)

1005 HIGH HOUSE ROAD, CARY, NC 27513
______________________________________________________________________________
(Address of principal executive offices)

Registrant’s telephone number, including area code (919) 460-7770

Not Applicable
______________________________________________________________________________
(Former address of principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER MATERIAL EVENTS

On July 6, 2007 the Federal Deposit Insurance Corporation (“FDIC”) issued a Community Reinvestment Act “needs improvement” rating for Crescent State Bank, the financial institution subsidiary of the Registrant (the “Bank”) resulting from a routine Compliance Examination conducted by the FDIC in August 2006. The basis of the rating resulted from technical violations of the Equal Credit Opportunity Act as a result of the Bank obtaining spousal guarantees in certain loan transactions which the FDIC deemed unwarranted and unnecessary. The FDIC advised the Bank that this amounted to a pattern of discrimination based upon marital status. Management of the Bank has taken corrective action on each of the technical violations, strengthened its Compliance Department by hiring a Compliance Manager with 18 years of experience and dedicated the full resources of the Bank to strengthen its compliance program. The revised corporate compliance program has established an ongoing training program for the Board of Directors and all applicable personnel, additional operating procedures for each compliance-related law and regulation applicable to the Bank, monitoring procedures to determine continued adherence to all compliance laws and regulations and safeguard provisions to preclude any future violations of such regulations.

The Current Report on Form 8-K may contain, among other things, certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, (i) statements regarding certain of the Registrant's goals and expectations with respect to earnings, income per share, revenue, expenses and the growth rate in such items, as well as other measures of economic performance, including statements relating to estimates of credit quality trends, and (ii) statements preceded by, followed by or that include the words “may,” “could,” “should,” “would,” “believe,” “anticipate,” “estimate,” “expect,” “intend,” “plan,” “projects,” “outlook” or similar expressions. These statements are based upon the current belief and expectations of the Registrant’s management and are subject to significant risks and uncertainties that are subject to change based on various factors (many of which are beyond the Registrant’s control).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CRESCENT FINANCIAL CORPORATION

By:	/s/Michael G. Carlton
Michael G. Carlton
President and Chief Executive Officer

Dated: July 11, 2007